XOMA CORPORATION


                                Second Amendment
                                       to
                 Convertible Preferred Stock Purchase Agreement
                              dated August 13, 1997


     This AMENDMENT, dated as of June 26, 1998 (the "Amendment"), to the Convertible Preferred Stock Purchase Agreement dated August 13, 1997 (the "Purchase Agreement"), among XOMA Corporation (the "Company") and the entities who have signed this Amendment, as set forth below (collectively, the "Purchasers").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to the Purchase Agreement, pursuant to which the Purchasers acquired shares of Series G Convertible Preferred Stock of the Company; and

     WHEREAS, the Purchase Agreement provides for an additional closing for the issue and sale by the Company to the Purchasers of an additional series of convertible preferred stock of the Company; and

     WHEREAS, the parties desire to amend certain provisions of the Purchase Agreement, effective as of the date of this Agreement.

     NOW THEREFORE, the parties agree that the Purchase Agreement is amended as follows:

     1. Defined Terms. Capitalized terms used in this Agreement, unless otherwise defined herein, have the meanings set forth in the Purchase Agreement.

     2. Revised Schedules. The Purchase Agreement is hereby amended by deleting in their entirety Schedules 2.1(c) and 2.1(t) thereto and inserting in lieu thereof the corresponding schedules attached hereto.

     3. No Other Amendments. Except as specifically amended or supplemented hereby, (i) the Purchase Agreement shall not be amended and no provisions thereof shall be waived by any party, and (ii) the Purchase Agreement is hereby ratified and confirmed in all respects.


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     4.   Counterparts.   This   Amendment  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

XOMA CORPORATION                    SOUTHBROOK INTERNATIONAL
                                    INVESTMENTS LTD.


 By:_________________________       By:_________________________


 HBK CAYMAN L.P.                    HBK OFFSHORE FUND, LTD.



 By:_________________________       By:_________________________


 HBK INVESTMENTS LTD.               MARSHALL CAPITAL MANAGEMENT, INC.
                                    (formerly Proprietary Convertible
                                     Investment Group, Inc.)


 By:_________________________       By:_________________________


PINE STREET ASSET                   BROWN SIMPSON STRATEGIC
MANAGEMENT L.P.                     GROWTH FUND, L.P.



 By:_________________________       By:_________________________